Exhibit 99.1

Resonate Blends, Inc. Closes Private Placement

The Company Plans to Launch KOAN® Cordials Into The Wellness Lifestyle Market

CALABASAS, Calif.—March 18, 2021 – Resonate Blends, Inc. (OTCQB:KOAN), a Wellness Lifestyle cannabis holding company (“Resonate” or “the Company”), announced today it has closed its private placement raising $3,312,500 in gross proceeds. After paying finder fees of $288,213 to its placement agent, the Company netted $3,024,287 which provides some of the needed capital to launch Resonate’s first value-added cannabis-based KOAN®Cordials. The Cordials are designed to be uniquely formulated, single serving, precisely targeted experiences that are directly ingested or mixed with a drink for use in social or private settings.

The proceeds from the private placement were also used to retire the Company’s remaining Promissory Convertible Notes, pay off vendor obligations and to provide general working capital. The Company worked diligently the past year to align the capital structure of the public company to the financial requirements of its operating entities.

“We have worked diligently to get to this point and are extremely excited as we plan for our full scale production of our highly anticipated KOAN® Cordials product line with six unique formulations later this month. Given our corporate philosophy that our capital structure, strategic focus and quality of employees are the 3 legs upon which to build a great company, we are delighted to announce that the capital structure is aligned with the needs of our product launch and evolving product roadmap. Our goal has been to establish a broad network of strategic investors committed to our long term growth and values who support the management team and vision. The success of this round of funding has provided precisely that. We look forward to working with this network and others to build a next generation cannabis company founded on the idea that the future of cannabis will be value-added brands supporting the Wellness Lifestyle through the integration of art and science in service of extraordinary products.”

The securities mentioned will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Resonate Blends, Inc. (OTCQB:KOAN)

Based in Calabasas, California, Resonate Blends, Inc. is a cannabis holding company centered on valued-added holistic Wellness and Lifestyle brands. The company strategy is to ignite future growth by building a purpose-driven portfolio of research organizations, innovative and emerging brands and retail channels. The holding company’s focus is finding mutual value between product and consumer by optimizing quality, supply chain resources and financial performance. The Company offers a family of premium cannabis-based products of consistent quality based on unique formations calibrated to Resonate Blends effects system, the industry gold standard in user experience. Visit www.koan.life for more information on the KOAN® consumer brands.

For Corporate information: www.resonateblends.com

Safe Harbor Provision:

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Potential risks and uncertainties include, but are not limited to, the risks described in Resonate Blends’ filings with the Securities and Exchange Commission. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and any document referred to in this press release.

Contact:

David Thielen

Chief Investment Officer/Director

Resonate Blends, Inc.

david@resonateblends.com

571-888-0009